SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2004

FIFTH THIRD BANCORP

(Exact name of registrant as specified in its charter)

Ohio	0-8076	31-0854434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 534-5300

Not Applicable

(Former name or address, if changed since last report)

Item 9. Regulation FD Disclosure

Exhibit 99.1 – Fifth Third Bancorp News Release dated April 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP

(Registrant)

April 2, 2004	/s/ Neal E. Arnold

Neal E. Arnold

Executive Vice President

and Chief Financial Officer